Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Health Holdings, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2006 filed with the Securities and Exchange Commission (the “Report”), we, Hoi-ho Kiu, Chief Executive Officer of the Company, and Maggie Kwok, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hoi-ho Kiu
Hoi-ho Kiu
Chief Executive Officer
May 16, 2006

/s/ Maggie Kwok_______
Maggie Kwok
Chief Financial Officer
May 16, 2006